UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2006
BANCTRUST FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Alabama	0-15423	63-0909434
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 St. Joseph Street, Mobile, Alabama	36602
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (251) 431-7800

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

BancTrust Financial Group, Inc. (the "Company") is filing this current report on Form 8-K to report the following changes in its compensation arrangements with its executive officers. On January 18, 2006, the Company's Board of Directors approved 2006 salary increases and incentive bonuses for 2005 performance. 2005 base salaries, new base salaries and incentive bonus amounts for 2005 performance for the Company's executive officers are as follows:

Name	Title	2005 Annual Base Salary	2006 Annual Base Salary	Incentive Bonus For 2005
W. Bibb Lamar, Jr.	President and Chief Executive Officer of the Company; Chief Executive Office and Chairman of the Mobile Bank	$304,500	$325,000	$165,161
Bruce C. Finley, Jr.	Senior Lending Officer of the Company; Executive Vice President of the Mobile Bank	$126,000	$135,000	$33,784
Michael D. Fitzhugh	Executive Vice President of the Company; President and Chief Executive Officer of the Florida Bank	$168,000	$180,000	$69,325
F. Michael Johnson	Chief Financial Officer, Executive Vice President and Secretary of the Company; Executive Vice President and Cashier of the Mobile Bank	$162,750	$170,000	$66,207

On January 18, 2006, the Company's Board of Directors also approved restricted stock awards under the Company's 2001 Incentive Compensation Plan to its executive officers as follows:

Name	Number of Shares Awarded
W. Bibb Lamar, Jr.	8,000
Bruce C. Finley, Jr.	2,000
Michael D. Fitzhugh	4,000
F. Michael Johnson	4,000

A copy of the BancTrust Financial Group, Inc. Director and Executive Officer Compensation Summary as of January 20, 2006 is filed herewith as Exhibit 10.1.

Item 2.02.	Results of Operations and Financial Condition.

On January 20, 2006, the Company issued a press release announcing its financial results for the quarter and year ended December 31, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Form 8-K concerning such press release and Exhibit 99.1 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

At its meeting on January 18, 2006, the Company's Board of Directors approved the formation of a Corporate Governance and Nominating Committee of the Company's Board of Directors and adopted a charter for that committee. In addition, Harris V. Morrissette was appointed to serve as chairman of the Corporate Governance and Nominating Committee, and W. Dwight Harrigan, John H. Lewis, Jr. and Robert M. Dixon, Jr. were appointed to serve on that committee. The Corporate Governance and Nominating Committee Charter is furnished herewith as Exhibit 99.2.

Item 9.01.	Exhibits.

(c) The following materials are included as Exhibits to this Current Report on Form 8-K:

10.1 BancTrust Financial Group, Inc. Director and Officer Compensation Summary as of January 20, 2006.

99.1 Press Release issued by the Company on January 20, 2006.

99.2 Corporate Governance and Nominating Committee Charter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANCTRUST FINANCIAL GROUP, INC.
DATE: January 24, 2006	By: /s/F. Michael Johnson
F. Michael Johnson
Chief Financial Officer